EXHIBIT 10.20

AMENDMENT NO. 2 TO

REORGANIZATION AGREEMENT

This Amendment No. 2 to the Reorganization Agreement (this “Amendment”) is made and entered into on December 23, 2020, but effective as of December 14, 2020, by and among Enhanced Capital Group, LLC, a Delaware limited liability company (“ECG”), Enhanced Tax Credit Finance, LLC, a Delaware limited liability company (“ETCF”), Enhanced Capital Partners, LLC, a Delaware limited liability company (“ECP”), Enhanced Permanent Capital, LLC, a Delaware limited liability company (“Enhanced PC”), and Enhanced Capital Holdings, Inc., a Delaware corporation (“ECH”). Each of ECG, ETCF, ECP, Enhanced PC, and ECH are sometimes referred to herein individually as a “Party,” and collectively, as the “Parties.” Unless otherwise specified, capitalized terms used but not defined herein have the meanings ascribed to such terms in the Agreement (as hereinafter defined).

R E C I T A L S

A. WHEREAS, the Parties, together with Michael Korengold, entered into a Reorganization Agreement, dated as of November 19, 2020, as amended by the Amendment No. 1 to Reorganization Agreement, dated as of December 14, 2020 (as amended, the “Agreement”); and

B. WHEREAS, in accordance with Section 6.2 of the Agreement, the Parties wish to amend Schedule I to the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the Parties, intending to be legally bound hereby, agree as follows:

1. Amendment to Schedule I to the Agreement. The Parties acknowledge and agree that Schedule I to the Agreement shall be amended in the form of Schedule I hereto.

2. Miscellaneous.

2.1 Except as expressly amended hereby, the Agreement and the Schedules thereto are unchanged and remain in full force and effect as presently written, and the rights, duties, liabilities and obligations of the parties thereto, as presently constituted are unchanged and will continue in full effect.

2.2 The provisions of Section 6 of the Agreement are incorporated into this Amendment mutatis mutandis as if appearing herein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written by their respective officers thereunto duly authorized.

ENHANCED CAPITAL GROUP, LLC

By:	/s/ Michael Korengold
Name: Michael Korengold
Title: Vice President

ENHANCED TAX CREDIT FINANCE, LLC

By:	/s/ Michael Korengold
Name: Michael Korengold
Title: Vice President

ENHANCED CAPITAL HOLDINGS, INC.

By:	/s/ Michael Korengold
Name: Michael Korengold
Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO REORGANIZATION AGREEMENT]

ENHANCED CAPITAL PARTNERS, LLC

By:	/s/ F. Barrett Davis
Name: F. Barrett Davis
Title: Manager

By:	/s/ Christopher Florczak
Name: Christopher Florczak
Title: Manager

By:	/s/ William F. Souder
Name: William F. Souder
Title: Manager

ENHANCED PERMANENT CAPITAL, LLC

By:	/s/ F. Barrett Davis
Name: F. Barrett Davis
Title: Manager

By:	/s/ Christopher Florczak
Name: Christopher Florczak
Title: Manager

By:	/s/ William F. Souder
Name: William F. Souder
Title: Manager

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO REORGANIZATION AGREEMENT]

SCHEDULE I

ECG Permanent Capital Subsidiaries

1.	Enhanced Capital Utah Rural Investor, LLC
2.	Enhanced Capital Utah NMTC Note Issuer, LLC
3.	Enhanced Capital Georgia Rural Investor, LLC
4.	Enhanced Capital Ohio Rural Investor, LLC
5.	Enhanced Capital Ohio Rural Fund, LLC
6.	Enhanced Capital Utah Rural Fund, LLC
7.	Enhanced Capital Georgia Rural Holding, LLC
8.	Enhanced Capital Georgia Rural Manager, LLC
9.	Enhanced Capital Georgia Rural Note Issuer, LLC
10.	Enhanced Capital Georgia Rural Fund, LLC
11.	Enhanced Capital Nevada NMTC Investor II, LLC
12.	Enhanced Capital Jobs for Texas Fund, LLC